THE ALGER FUNDS II

Alger Dynamic Opportunities Fund

Supplement Dated March 1, 2017 to the
Prospectus March 1, 2017

Alger Associates, Inc. (“Alger”), the parent company of Fred Alger Management, Inc., the Fund’s investment adviser (“Alger Management”), acquired Weatherbie Capital, LLC (“Weatherbie”) on March 1, 2017. Weatherbie is a wholly-owned subsidiary of Alger and an affiliate of Alger Management.  The Fund’s board has approved Alger Management’s engagement of Weatherbie as sub-adviser to the Fund, effective on March 1, 2017.

Weatherbie, subject to Alger Management’s supervision and approval, provides investment management of the Fund’s assets.  Dan C. Chung, CFA, H. George Dai, Ph.D., Joshua D. Bennett, CFA, Daniel J. Brazeau, CFA, and Gregory S. Adams, CFA are the Fund’s primary portfolio managers, jointly and primarily responsible for day-to-day management of the Fund’s portfolio.  Messrs. Chung and Adams currently serve as the Fund’s primary portfolio managers and are employed by Alger Management.  Mr. Dai is Senior Managing Director, Co-Chief Investment Officer of Weatherbie.  Mr. Bennett is Senior Managing Director, Director of Research of Weatherbie.  Mr.Brazeau is Managing Director, Investments of Weatherbie.  Messrs. Dai, Bennett and Brazeau joined Weatherbie in 2001, 2007 and 2004, respectively.  Weatherbie, located at 265 Franklin Street, 16th Floor, Boston, Massachusetts 02110, is a registered investment adviser formed in 1995.  As of December 31, 2016, Weatherbie had approximately $821 million in assets under management.

The Fund’s investment objective has not changed, and the Fund’s principal investment strategies and principal investment risks have not changed in any material respect.

TAFII Dynamic 3.1.17